UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 9/30

Date of reporting period: 9/30/24

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Appleseed Fund

Institutional Class (APPIX)

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Appleseed Fund (the "Fund") for the period of October 1, 2023 to September 30, 2024.  You can find additional information about the Fund at https://funddocs.filepoint.com/appleseed/. You can also request this information by contacting us at (800) 470-1029.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$105	0.95%

How did the Fund perform during the reporting period?

During the past 12 months, the Fund’s return underperformed the Morningstar Global Markets NR USD Index.

The Fund’s small underperformance relative to its benchmark index was primarily driven by asset allocation and style. As of the end of the reporting period, the benchmark index was comprised 100% of equities. The Fund’s equity allocation was far lower at approximately 74% of assets, with roughly 8% of assets allocated to fixed income securities and approximately 13% allocated to other assets (primarily precious metals). While the Fund’s allocation to precious metals was additive to relative performance, its allocation to fixed income securities was materially detrimental, given the strong performance of equities relative to fixed income. It is also worth noting that the Fund sought to hedge broad market risk using index options at various points throughout the reporting period. These hedges acted as a drag on performance due to the strong performance of the underlying equity indices. Moreover, the Fund’s value orientation in a time period of growth stocks outperforming significantly caused the Fund to underperform materially relative to the benchmark.

How has the Fund performed over the last ten years?

Total Return Based on $100,000 Investment

	Appleseed Fund - Institutional Class	S&P 500® Index	MSCI World Index	Morningstar Global Markets NR USD
Sep-2014	$100,000	$100,000	$100,000	$100,000
Sep-2015	$91,320	$99,385	$94,909	$93,957
Sep-2016	$100,618	$114,721	$105,688	$105,313
Sep-2017	$109,262	$136,070	$124,887	$124,864
Sep-2018	$116,745	$160,441	$138,921	$136,964
Sep-2019	$116,414	$167,266	$141,460	$138,004
Sep-2020	$110,358	$192,605	$156,182	$151,168
Sep-2021	$160,955	$250,396	$201,195	$193,904
Sep-2022	$131,998	$211,654	$161,695	$152,777
Sep-2023	$133,601	$257,408	$197,193	$183,865
Sep-2024	$160,933	$350,980	$261,136	$240,729

Average Annual Total Returns

	1 Year	5 Years	10 Years
Appleseed Fund - Institutional Class	20.46%	6.69%	4.87%
S&P 500® Index	36.35%	15.98%	13.38%
MSCI World Index	32.43%	13.04%	10.07%
Morningstar Global Markets NR USD	30.93%	11.77%	9.18%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

U.S. Government & Agencies
2.0%
Preferred Stocks
1.9%
Money Market Funds
0.4%
Exchange-Traded Funds
5.6%
Corporate Bonds
2.6%
Convertible Bonds
4.3%
Common Stocks
70.7%
Closed End Funds
11.7%
Certificates of Deposit
0.8%

Value	Value
Certificates of Deposit	0.8%
Closed End Funds	11.7%
Common Stocks	70.7%
Convertible Bonds	4.3%
Corporate Bonds	2.6%
Exchange-Traded Funds	5.6%
Money Market Funds	0.4%
Preferred Stocks	1.9%
U.S. Government & Agencies	2.0%

Fund Statistics

Net Assets	$63,363,566
Number of Portfolio Holdings	44
Advisory Fee (net of waivers)	$294,073
Portfolio Turnover	60%

Country Weighting (% of net assets)

United States
56.4%
Canada
17.3%
Ireland
7.0%
South Korea
4.0%
France
3.7%
Israel
2.7%
Japan
2.5%
Switzerland
2.4%
Greece
1.7%

Value	Value
Greece	1.7%
Switzerland	2.4%
Japan	2.5%
Israel	2.7%
France	3.7%
South Korea	4.0%
Ireland	7.0%
Canada	17.3%
United States	56.4%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Appleseed Fund - Institutional Class (APPIX)

Annual Shareholder Report - September 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/appleseed/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-APPIX

Appleseed Fund

Investor Class (APPLX)

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Appleseed Fund (the "Fund") for the period of October 1, 2023 to September 30, 2024.  You can find additional information about the Fund at https://funddocs.filepoint.com/appleseed/. You can also request this information by contacting us at (800) 470-1029.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$126	1.14%

How did the Fund perform during the reporting period?

During the past 12 months, the Fund’s return underperformed the Morningstar Global Markets NR USD Index.

The Fund’s small underperformance relative to its benchmark index was primarily driven by asset allocation and style. As of the end of the reporting period, the benchmark index was comprised 100% of equities. The Fund’s equity allocation was far lower at approximately 74% of assets, with roughly 8% of assets allocated to fixed income securities and approximately 13% allocated to other assets (primarily precious metals). While the Fund’s allocation to precious metals was additive to relative performance, its allocation to fixed income securities was materially detrimental, given the strong performance of equities relative to fixed income. It is also worth noting that the Fund sought to hedge broad market risk using index options at various points throughout the reporting period. These hedges acted as a drag on performance due to the strong performance of the underlying equity indices. Moreover, the Fund’s value orientation in a time period of growth stocks outperforming significantly caused the Fund to underperform materially relative to the benchmark.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	Appleseed Fund - Investor Class	S&P 500® Index	MSCI World Index	Morningstar Global Markets NR USD
Sep-2014	$10,000	$10,000	$10,000	$10,000
Sep-2015	$9,110	$9,939	$9,491	$9,396
Sep-2016	$10,013	$11,472	$10,569	$10,531
Sep-2017	$10,851	$13,607	$12,489	$12,486
Sep-2018	$11,576	$16,044	$13,892	$13,696
Sep-2019	$11,525	$16,727	$14,146	$13,800
Sep-2020	$10,906	$19,260	$15,618	$15,117
Sep-2021	$15,875	$25,040	$20,119	$19,390
Sep-2022	$12,994	$21,165	$16,169	$15,278
Sep-2023	$13,132	$25,741	$19,719	$18,387
Sep-2024	$15,787	$35,098	$26,114	$24,073

Average Annual Total Returns

	1 Year	5 Years	10 Years
Appleseed Fund - Investor Class	20.21%	6.50%	4.67%
S&P 500® Index	36.35%	15.98%	13.38%
MSCI World Index	32.43%	13.04%	10.07%
Morningstar Global Markets NR USD	30.93%	11.77%	9.18%

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Composition of Net Assets (% of net assets)

Value	Value
Certificates of Deposit	0.8%
Closed End Funds	11.7%
Common Stocks	70.7%
Convertible Bonds	4.3%
Corporate Bonds	2.6%
Exchange-Traded Funds	5.6%
Money Market Funds	0.4%
Preferred Stocks	1.9%
U.S. Government & Agencies	2.0%

Fund Statistics

Net Assets	$63,363,566
Number of Portfolio Holdings	44
Advisory Fee (net of waivers)	$294,073
Portfolio Turnover	60%

Country Weighting (% of net assets)

Value	Value
Greece	1.7%
Switzerland	2.4%
Japan	2.5%
Israel	2.7%
France	3.7%
South Korea	4.0%
Ireland	7.0%
Canada	17.3%
United States	56.4%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Appleseed Fund - Investor Class (APPLX)

Annual Shareholder Report - September 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/appleseed/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-APPLX

Ballast Small/Mid Cap ETF

(MGMT)

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Ballast Small/Mid Cap ETF (the "Fund") for the period of October 1, 2023 to September 30, 2024.  You can find additional information about the Fund at https://etf.mgmtetf.com/. You can also request this information by contacting us at (866) 383-6468.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Ballast Small/Mid Cap ETF	$117	1.10%

How did the Fund perform during the reporting period?

For the twelve months ending 9/30/2024, MGMT returned about 13.29% gross, underperforming the Russell 2500 Value Index’s 26.6%. We are neither surprised nor alarmed because low quality stocks drove the index’s return.

Quality sometimes lags in a strong rally but then more than catches up over the cycle. MGMT tilts toward higher free cash flow yield, asset turns, ROE and growth, and toward lower leverage and volatility, factors historically correlated with higher returns. The Russell 2500 Value was driven by higher valuations, lower capital returns, higher volatility and higher leverage, low quality factors historically correlated with lower returns.

Sector allocation, a result of our bottom-up analysis and reward-to-risk estimates for each company, contributed 620bps of underperformance. As usual, MGMT’s portfolio consists of well-run, high-return, low-leverage companies with underappreciated potential at good valuations. We tend to avoid lower return, higher leverage businesses. As a result, our 19.6% weight in Banks , Real Estate and Utilities was significantly less than the index’s 33% weight, contributing 570bps of underperformance. Our Industrials and Energy weight was 32.8% versus 25.7% for the index, costing about 280bps of underperformance.

Security selection contributed 540bps of underperformance. Despite our disappointing stock returns, our companies performed well on a fundamental basis over the past 12 months. For MGMT, revenue increased 3.6% and ROE increased 195bps to 22 .2%, well ahead of the Russell 2500 Value’s 0.1% revenue growth and 230bps drop in ROE to 5.4%. MGMT was also ahead of the S&P 500’s 3.5% revenue growth and 20bps ROE increase to 17.8%. At the end of the year, MGMT was also much cheaper with a 10.9% free cash flow yield compared to 3.3% for the Russell 2500 Value and 3.0% for the S&P 500. Our ROE differential is particularly important because capital returns drive price multiples and potential economic value growth. We expect the divergence between our business fundamentals and stock returns to close as the rally matures.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Ballast Small/Mid Cap ETF - NAV
Russell 2500® Value Index
S&P 500® Index
$20,000
$15,000
$10,000
$5,000
$0
$16,654
$15,783
$15,076
Dec-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024

	Ballast Small/Mid Cap ETF - NAV	Russell 2500® Value Index	S&P 500® Index
Dec-2020	$10,000	$10,000	$10,000
Sep-2021	$14,288	$12,636	$11,881
Sep-2022	$11,630	$10,696	$10,043
Sep-2023	$13,932	$11,910	$12,214
Sep-2024	$15,783	$15,076	$16,654

Average Annual Total Returns

	1 Year	Since Inception (December 2, 2020)
Ballast Small/Mid Cap ETF - NAV	13.29%	12.66%
Russell 2500® Value Index	26.59%	11.32%
S&P 500® Index	36.35%	14.25%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$154,225,995
Number of Portfolio Holdings	49
Advisory Fee (net of waivers)	$1,172,127
Portfolio Turnover	23%

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary
18.6%
Materials
17.9%
Technology
14.6%
Financials
14.4%
Industrials
13.7%
Energy
9.2%
Real Estate
3.9%
Health Care
3.7%
Consumer Staples
2.2%
Communications
1.4%
Other Assets in Excess of Liabilities
0.4%

Value	Value
Other Assets in Excess of Liabilities	0.4%
Communications	1.4%
Consumer Staples	2.2%
Health Care	3.7%
Real Estate	3.9%
Energy	9.2%
Industrials	13.7%
Financials	14.4%
Technology	14.6%
Materials	17.9%
Consumer Discretionary	18.6%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Ballast Small/Mid Cap ETF (MGMT)

Annual Shareholder Report - September 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://etf.mgmtetf.com/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-MGMT

Channel Short Duration Income Fund

 (CPSIX)

Annual Shareholder Report - September 30, 2024

Fund Overview

This annual shareholder report contains important information about Channel Short Duration Income Fund (the "Fund") for the period of October 1, 2023 to September 30, 2024.  You can find additional information about the Fund at https://channelfunds.com/mutual-funds/. You can also request this information by contacting us at (877) 627-8504.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Channel Short Duration Income Fund	$101	0.95%

How did the Fund perform during the reporting period?

The Channel Short Duration Income Fund had an excellent year of returns, for the year ended September 30, 2024. An overweight to corporate credit versus the primary benchmark along with active trading in a volatile interest rate environment were the drivers of outperformance. Specifically, lower quality corporate credit with improving business fundamentals saw better spread tightening and price appreciation than higher quality, more interest rate sensitive debt.

With the U.S. Federal Reserve not adjusting the overnight rate for over year and anchoring U.S. treasury bill rates, U.S. treasury note and bond yields fell in anticipation of a recession and the central bank needing to meaningfully cut rates very soon. At odds with historical events where credit spreads would widened in this scenario, credit spreads also tightened due to the sound fundamentals and liquidity of corporations. High yield, preferred equity, and securitized debt holdings stood out as top performers for the year.

Fund management will continue to focus on macroeconomic events and outlooks while seeking strong risk adjusted returns through thoughtful relative value focused sector allocation, trading strategies, and fundamental credit research. Attention to risk management and liquidity may also allow for new investment opportunities as yields and prices adjust in a more volatile market.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Channel Short Duration Income Fund
Bloomberg U.S. Intermediate Government/Credit Bond Index
Bloomberg U.S. Aggregate Bond Index
Bloomberg U.S. 1-5 Year Government/Credit Index
$15,000
$10,000
$5,000
$0
$13,692
$12,147
$12,004
$11,924
Sep-2014
Sep-2015
Sep-2016
Sep-2017
Sep-2018
Sep-2019
Sep-2020
Sep-2021
Sep-2022
Sep-2023
Sep-2024

	Channel Short Duration Income Fund	Bloomberg U.S. Intermediate Government/Credit Bond Index	Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. 1-5 Year Government/Credit Index
Sep-2014	$10,000	$10,000	$10,000	$10,000
Sep-2015	$10,161	$10,268	$10,294	$10,197
Sep-2016	$10,545	$10,629	$10,829	$10,407
Sep-2017	$10,549	$10,653	$10,836	$10,460
Sep-2018	$10,426	$10,551	$10,705	$10,420
Sep-2019	$11,258	$11,412	$11,807	$11,046
Sep-2020	$11,925	$12,133	$12,632	$11,586
Sep-2021	$12,397	$12,085	$12,518	$11,595
Sep-2022	$11,248	$10,859	$10,691	$10,749
Sep-2023	$12,253	$11,099	$10,760	$11,030
Sep-2024	$13,692	$12,147	$12,004	$11,924

Average Annual Total Returns

	1 Year	5 Years	10 Years
Channel Short Duration Income Fund	11.74%	3.99%	3.19%
Bloomberg U.S. 1-5 Year Government/Credit Index	8.10%	1.54%	1.77%
Bloomberg U.S. Aggregate Bond Index	11.57%	0.33%	1.84%
Bloomberg U.S. Intermediate Government/Credit Bond Index	9.45%	1.26%	1.96%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

Net Assets	$34,120,746
Number of Portfolio Holdings	48
Advisory Fee (net of waivers)	$60,208
Portfolio Turnover	4,672%

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials
35.4%
Industrials
22.3%
Energy
20.5%
Utilities
9.0%
Communications
8.3%
Money Market Funds
1.7%
U.S. Treasury Obligations
1.5%
Consumer Staples
1.5%
Liabilities in Excess of Other Assets
-0.2%

Value	Value
Liabilities in Excess of Other Assets	-0.2%
Consumer Staples	1.5%
U.S. Treasury Obligations	1.5%
Money Market Funds	1.7%
Communications	8.3%
Utilities	9.0%
Energy	20.5%
Industrials	22.3%
Financials	35.4%

Material Fund Changes

No material changes occurred during the year ended September 30, 2024.

Channel Short Duration Income Fund (CPSIX)

Annual Shareholder Report - September 30, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund's website ( https://channelfunds.com/mutual-funds/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 093024-CPSIX

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	Freddie Jacobs, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Channel Fund:	FY 2024	$16,950
	FY 2023	$15,700

Appleseed Fund:	FY 2024	$18,900
	FY 2023	$17,300

Ballast Fund:	FY 2024	$16,400
	FY 2023	$15,150

(b)	Audit-Related Fees

Channel Fund:	FY 2024	$ 0
	FY 2023	$ 0

Appleseed Fund:	FY 2024	$ 0
	FY 2023	$ 0

Ballast Fund:	FY 2024	$ 0
	FY 2023	$ 0

(c)	Tax Fees

Channel Fund:	FY 2024	$ 3,300
	FY 2023	$ 3,300

Appleseed Fund:	FY 2024	$ 3,800
	FY 2023	$ 3,800

Ballast Fund:	FY 2024	$ 3,800
	FY 2023	$ 3,800

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Channel Fund:	FY 2023	$ 0
	FY 2022	$ 0

Appleseed Fund:	FY 2023	$ 0
	FY 2022	$ 0

Ballast Fund:	FY 2023	$ 0
	FY 2022	$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2024	$0	$0
FY 2023	$0	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The audit committee consists of Daniel J. Condon, Freddie Jacobs, Jr. and Ronald C. Tritschler.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements

September 30, 2024

Fund Adviser:

Pekin Hardy Strauss, Inc.

227 West Monroe Street, Suite 3625

Chicago, IL 60606

Toll Free (800) 470-1029

www.appleseedfund.com

APPLESEED FUND

SCHEDULE OF INVESTMENTS

September 30, 2024

	Shares	Fair Value
Common Stocks — 69.13%

Canada — 5.88%
Materials — 1.88%
Cameco Corp.	25,000	$1,194,000

Real Estate — 4.00%
Boardwalk Real Estate Investment Trust	40,000	2,533,739
Total Canada		3,727,739

France — 3.68%
Communications — 3.68%
Bollore SA	350,000	2,332,424
Total France		2,332,424

Greece — 1.72%
Industrials — 1.72%
Diana Shipping, Inc.(a)	425,000	1,092,250
Total Greece		1,092,250

Ireland — 5.42%
Financials — 3.29%
AerCap Holdings NV	22,000	2,083,839

Health Care — 2.13%
Medtronic PLC	15,000	1,350,450
Total Ireland		3,434,289

Israel — 2.72%
Industrials — 2.72%
Ituran Location and Control Ltd.	65,000	1,725,100
Total Israel		1,725,100

Japan — 2.51%
Technology — 2.51%
Sony Group Corp. - ADR	16,500	1,593,405
Total Japan		1,593,405

Russia — 0.00%
Financials — 0.00%
Moscow Exchange MICEX-RTS PJSC - ADR(a)(b)(c)	1,300,000	140
Sberbank of Russia PJSC - ADR(a)(b)(c)	324,000	3
Total Russia		143

South Korea — 3.98%
Communications — 1.03%
Gravity Co. Ltd. - ADR	11,000	652,080

Technology — 2.95%
Samsung Electronics Co. Ltd.	40,000	1,867,541
Total South Korea		2,519,621

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2024

	Shares	Fair Value
Common Stocks — 69.13% — continued

Switzerland — 2.39%
Health Care — 2.39%
Roche Holding AG - ADR	38,000	$1,518,100
Total Switzerland		1,518,100

United States — 40.83%
Consumer Discretionary — 2.68%
VF Corporation	85,000	1,695,750

Consumer Staples — 9.06%
Dollar Tree, Inc.(a)	30,000	2,109,600
Estee Lauder Companies, Inc. (The), Class A	22,000	2,193,180
Herbalife Nutrition Ltd.(a)	200,000	1,438,000
		5,740,780
Financials — 7.03%
AGNC Investment Corp.	140,000	1,464,400
CNB Financial Corp.	50,000	1,203,000
Willis Lease Finance Corp.	12,000	1,785,720
		4,453,120
Health Care — 4.72%
Ardelyx, Inc.(a)	135,000	930,150
Humana, Inc.	6,500	2,058,810
		2,988,960
Industrials — 4.65%
Stanley Black & Decker, Inc.	13,000	1,431,690
WESCO International, Inc.	9,000	1,511,820
		2,943,510
Materials — 7.93%
CF Industries Holdings, Inc.	32,000	2,745,600
Mosaic Co. (The)	85,000	2,276,300
		5,021,900
Real Estate — 2.42%
Alexander & Baldwin, Inc.	80,000	1,536,000

Technology — 2.34%
SS&C Technologies Holdings, Inc.	20,000	1,484,200
Total United States		25,864,220

TOTAL COMMON STOCKS (Cost $36,880,475)		43,807,291

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2024

	Shares/ Principal Amount	Fair Value
Closed End Funds — 11.44%

Canada — 11.44%
Sprott Physical Gold Trust(a)	275,000	$5,604,500
Sprott Physical Uranium Trust(a)	85,000	1,646,025

TOTAL CLOSED END FUNDS (Cost $3,624,478)		7,250,525

Exchange-Traded Funds — 5.42%

United States — 5.42%
iShares Bitcoin Trust ETF(a)	30,000	1,083,900
Simplify Interest Rate Hedge ETF	17,000	699,040
VanEck Merk Gold Shares(a)	65,000	1,650,350

TOTAL EXCHANGE-TRADED FUNDS (Cost $2,677,681)		3,433,290

Preferred Stocks — 1.83%

United States — 1.83%
Financials — 1.83%
Federal National Mortgage Association, Series S, 5.25%	135,000	577,800
Federal National Mortgage Association, Series T, 8.25%	145,000	578,623

TOTAL PREFERRED STOCKS (Cost $531,016)		1,156,423

U.S. Government & Agencies — 1.95%

United States Treasury Inflation Indexed Bonds 0.50%, 1/15/2028(d)	$1,000,000	1,234,448

TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,230,372)		1,234,448

Corporate Bonds — 2.55%

AerCap Ireland Capital DAC, 1.65%, 10/29/2024	500,000	498,610
AerCap Ireland Capital DAC, 3.50%, 1/15/2025	500,000	497,657
Discovery Communications LLC, 3.45%, 3/15/2025	625,000	619,702

TOTAL CORPORATE BONDS (Cost $1,613,819)		1,615,969

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

SCHEDULE OF INVESTMENTS – continued

September 30, 2024

	Shares/ Principal Amount	Fair Value
Convertible Bonds — 4.20%

Lumentum Holdings, Inc., 0.50%, 12/15/2026	$2,000,000	$1,972,000
Regions Financial Corp, 2.25%, 5/18/2025	700,000	687,681

TOTAL CONVERTIBLE BONDS (Cost $2,763,038)		2,659,681

Certificates of Deposit — 0.79%

Community Development Bank, 0.45%, 10/8/2024	250,000	250,000
Spring Bank, 4.88%, 3/31/2025	250,000	250,000

TOTAL CERTIFICATES OF DEPOSIT (Cost $500,000)		500,000

Money Market Funds — 0.43%

Federated Hermes Government Obligations Fund, Institutional Class, 4.79%(e)	273,698	273,698

TOTAL MONEY MARKET FUNDS (Cost $273,698)		273,698

Total Investments — 97.74% (Cost $50,094,577)		61,931,325

Other Assets in Excess of Liabilities — 2.26%		1,432,241

Net Assets — 100.00%		$63,363,566

(a)	Non-income producing security.
(b)	Security is currently being valued according to the fair value procedures. See Note 3.
(c)	Illiquid security. The total fair value of these securities as of September 30, 2024 was $143, representing 0.00% of net assets.
(d)	Principal amount of security is adjusted periodically based on changes in the Consumer Price Index.
(e)	Rate disclosed is the seven day effective yield as of September 30, 2024.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2024

Assets
Investments in securities, at fair value (cost $50,094,577)	$61,931,325
Cash	1,017
Cash at broker	60,139
Receivable for fund shares sold	2,815
Receivable for investments sold	1,271,870
Dividends and interest receivable	102,408
Tax reclaims receivable	64,580
Prepaid expenses	11,453
Total Assets	63,445,607
Liabilities
Payable for fund shares redeemed	6,684
Payable to Adviser, net of waiver	19,269
Payable for Administrative Service Plan fees, Investor Class, net of waiver	3,680
Payable to affiliates	13,968
Other accrued expenses	38,440
Total Liabilities	82,041
Net Assets	$63,363,566
Net Assets consist of:
Paid-in capital	54,609,973
Accumulated earnings	8,753,593
Net Assets	$63,363,566
Net Assets: Investor Class	$24,008,125
Shares outstanding (unlimited number of shares authorized, no par value)	1,596,110
Net asset value, offering and redemption price per share(a)	$15.04
Net Assets: Institutional Class	$39,355,441
Shares outstanding (unlimited number of shares authorized, no par value)	2,596,623
Net asset value, offering and redemption price per share(a)	$15.16

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2024

Investment Income
Dividend income (net of foreign taxes withheld of $63,986)	$1,243,682
Interest income	151,521
Total investment income	1,395,203

Expenses
Adviser	581,669
Administration	65,710
Administrative services plan, Investor Class	61,565
Fund accounting	42,251
Transfer agent	39,843
Registration	39,059
Legal	24,362
Custodian	23,960
Audit and tax	23,115
Report printing	21,158
Trustee	18,855
Chief Compliance Officer	8,738
Insurance	3,145
Pricing	2,695
Miscellaneous	42,449
Total expenses	998,574
Fees waived and/or expenses reimbursed by Adviser	(287,596)
Administrative services plan waiver	(14,775)
Net operating expenses	696,203

Net investment income	699,000

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	4,039,666
Purchased options	(709,019)
Foreign currency translations	(5,053)
Change in unrealized appreciation on:
Investment securities	8,909,751
Foreign currency translations	3,298
Net realized and unrealized gain (loss) on investment securities, purchased options and foreign currency translations	12,238,643
Net increase in net assets resulting from operations	$12,937,643

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$699,000	$233,629
Net realized gain on investment securities, purchased options and foreign currency translations	3,325,594	180,450
Change in unrealized appreciation on investment securities, purchased options and foreign currency translations	8,913,049	794,095
Net increase in net assets resulting from operations	12,937,643	1,208,174

Distributions to Shareholders from Earnings:
Investor Class	(515,808)	(192,869)
Institutional Class	(1,022,803)	(331,402)
Total distributions	(1,538,611)	(524,271)

Capital Transactions - Investor Class
Proceeds from shares sold	915,384	1,283,416
Reinvestment of distributions	470,296	187,424
Amount paid for shares redeemed	(6,533,124)	(5,735,761)
Proceeds from redemption fees(a)	295	1,205
Total Investor Class	(5,147,149)	(4,263,716)

Capital Transactions - Institutional Class
Proceeds from shares sold	2,056,450	5,015,506
Reinvestment of distributions	1,012,193	328,360
Amount paid for shares redeemed	(16,224,571)	(13,122,814)
Proceeds from redemption fees(a)	120	408
Total Institutional Class	(13,155,808)	(7,778,540)
Net decrease in net assets resulting from capital transactions	(18,302,957)	(12,042,256)
Total Decrease in Net Assets	(6,903,925)	(11,358,353)

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

STATEMENTS OF CHANGES IN NET ASSETS – continued

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Net Assets
Beginning of year	$70,267,491	$81,625,844
End of year	$63,363,566	$70,267,491

Share Transactions - Investor Class
Shares sold	65,172	97,352
Shares issued in reinvestment of distributions	35,441	14,451
Shares redeemed	(467,694)	(435,438)
Total Investor Class	(367,081)	(323,635)

Share Transactions - Institutional Class
Shares sold	146,495	374,940
Shares issued in reinvestment of distributions	75,820	25,162
Shares redeemed	(1,138,967)	(991,986)
Total Institutional Class	(916,652)	(591,884)
Net decrease in shares outstanding	(1,283,733)	(915,519)

(a)	The Fund charges a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 90 calendar days.

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Selected Per Share Data:
Net asset value, beginning of year	$12.77	$12.72

Investment operations:
Net investment income (loss)(a)	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	2.50	0.94
Total from investment operations	2.54	0.92

Less distributions to shareholders from:
Net investment income	(0.27)	—
Net realized gains	—	(0.87)
Total distributions	(0.27)	(0.87)
Paid-in capital from redemption fees	— (c)	— (c)
Net asset value, end of year	$15.04	$12.77

Total Return(d)	20.21%	1.06%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$24,008	$25,066
Ratio of net expenses to average net assets(e)(f)	1.14%	1.14%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.62%	1.61%
Ratio of net investment income to average net assets(e)	0.90%	0.17%
Portfolio turnover rate(g)	60%	63%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Calculation based on the average number of shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 1.14% for the fiscal years ended September 30, 2024, 2023, 2022, 2021 and 2020.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$16.50	$11.51	$12.51

0.15	0.05	0.01 (b)
(2.93)	5.14	(0.64)
(2.78)	5.19	(0.63)

(0.17)	(0.21)	(0.37)
(0.83)	—	—
(1.00)	(0.21)	(0.37)
— (c)	0.01	— (c)
$12.72	$16.50	$11.51

(18.15)%	45.55%	(5.37)%

$29,096	$39,598	$30,359
1.14%	1.14%	1.14%
1.48%	1.43%	1.45%
1.11%	0.37%	0.06%
110%	86%	89%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND — INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Selected Per Share Data:
Net asset value, beginning of year	$12.87	$12.80

Investment operations:
Net investment income(a)	0.02	0.01
Net realized and unrealized gain (loss) on investments	2.57	0.93
Total from investment operations	2.59	0.94

Less distributions to shareholders from:
Net investment income	(0.30)	—
Net realized gains	—	(0.87)
Total distributions	(0.30)	(0.87)
Paid-in capital from redemption fees	— (c)	— (c)
Net asset value, end of year	$15.16	$12.87

Total Return(d)	20.46%	1.21%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$39,355	$45,201
Ratio of net expenses to average net assets(e)(f)	0.95%	0.95%
Ratio of expenses to average net assets before waiver and reimbursement(e)	1.37%	1.30%
Ratio of net investment income to average net assets(e)	1.09%	0.37%
Portfolio turnover rate(g)	60%	63%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Calculation based on the average number of shares outstanding during the period.
(c)	Rounds to less than $0.005 per share.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 0.95% for the fiscal years ended September 30, 2024, 2023, 2022, 2021 and 2020.
(g)	Portfolio turnover is calculated on the basis on the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes which are an integral part of these financial statements.

For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020

$16.60	$11.58	$12.59

0.20	0.06	0.03 (b)
(2.97)	5.20	(0.65)
(2.77)	5.26	(0.62)

(0.20)	(0.24)	(0.39)
(0.83)	—	—
(1.03)	(0.24)	(0.39)
— (c)	— (c)	— (c)
$12.80	$16.60	$11.58

(17.99)%	45.85%	(5.20)%

$52,530	$65,369	$54,447
0.95%	0.95%	0.95%
1.23%	1.19%	1.20%
1.25%	0.58%	0.23%
110%	86%	89%

See accompanying notes which are an integral part of these financial statements.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2024

NOTE 1. ORGANIZATION

Appleseed Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified series of Unified Series Trust (the “Trust”) on September 11, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Pekin Hardy Strauss, Inc. (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 8, 2006; and Institutional Class shares were first offered to the public on January 31, 2011. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. The primary difference between the two classes is attributable to the administrative service fee arrangements for the Investor Class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

Non-Diversification Risk – As a non-diversified fund, the Fund’s portfolio may focus on a limited number of companies. Because the Fund may hold the securities of fewer issuers than a diversified fund, the poor performance of an individual security in the Fund’s portfolio may have a greater negative impact on the Fund’s performance than if the Fund’s asset were diversified among a larger number of portfolio securities.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – The Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that have resulted in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, no longer appears in a streamlined shareholder report but is available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs and futures. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund. The Fund’s ESG investment screens are not applied to short sales.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2024, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three years tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) and distributions from Limited Partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified in the components of net assets upon receipt of K-1’s. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Redemption Fees – The Fund charges a 2.00% redemption fee, applicable to each share class, for shares redeemed within 90 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES — continued

During the fiscal year ended September 30, 2024, the Fund incorporated adjustments due to return of capital and Grantor Trust reclasses. For the fiscal year ended September 30, 2024, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Deficit
$51,549	$(51,549)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Board or the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Valuation Designee, in conformity with guidelines adopted by and subject to review of the Board through its Pricing & Liquidity Committee. These securities will generally be categorized as Level 3 securities.

Certificates of deposit are priced at their original cost, which approximates their fair value, through maturity date. These securities will be classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last trade price, as provided by a pricing service. If there is no such reported sale on the valuation date, long positions are valued

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

at the most recent bid price, and short positions are valued at the most recent ask price. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination any may not designate or assign that responsibility to any third party.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS — continued

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$43,807,148	$—	$143	$43,807,291
Closed-End Funds	7,250,525	—	—	7,250,525
Exchange-Traded Funds	3,433,290	—	—	3,433,290
Preferred Stocks(a)	1,156,423	—	—	1,156,423
U.S. Government & Agencies	—	1,234,448	—	1,234,448
Corporate Bonds	—	1,615,969		1,615,969
Convertible Bonds	—	2,659,681	—	2,659,681
Certificates of Deposit	—	500,000	—	500,000
Money Market Funds	273,698	—	—	273,698
Total	$55,921,084	$6,010,098	$143	$61,931,325

(a)	Refer to Schedule of Investments for sector classifications.

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the fiscal year ended September 30, 2024, there were no significant changes into/out of Level 3.

NOTE 4. DERIVATIVE TRANSACTIONS

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund uses derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining interest rate exposure. The Fund also may use derivative instruments to obtain market exposure (that is, for speculative purposes rather than hedging). The Adviser may establish a position in the derivatives market as a substitute for buying,

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 4. DERIVATIVE TRANSACTIONS — continued

selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would.

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes the Fund to equity price risk.

The following table identifies the effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2024:

Derivatives	Location of Gain (Loss) on Derivatives on the Statement of Operations	Realized Loss on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased options	Net Realized and Change in Unrealized Gain (Loss) on investments	$(709,019)	$—

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended September 30, 2024:

Average
Derivatives	Market Value
Purchased options	$52,890

The Fund did not hold any derivatives at September 30, 2024.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

For the fiscal year ended September 30, 2024, before the waiver described below, the Adviser earned a fee of $581,669 from the Fund. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses through January 31, 2025 so that total annual operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 0.95% of the Fund’s average daily net assets. At September 30, 2024, the Adviser was owed $19,269 from the Fund for management services. For the fiscal year ended September 30, 2024, the Adviser waived management fees of $287,596.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2024, the Adviser may seek repayment of management fees waived and expenses reimbursed pursuant to the aforementioned conditions from the Fund no later than the dates stated below:

Recoverable through
September 30, 2025	$270,978
September 30, 2026	290,346
September 30, 2027	287,596

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. Beginning in May 2024, the interested Trustee began receiving the same compensation as the Independent Trustees.

The Fund has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Investor Class shares

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES — continued

to reimburse the Adviser for compensating financial intermediaries who provide administrative services to the Investor Class shareholders. The Adviser has contractually agreed to waive its receipt of payments under the Administrative Services Plan, to the extent such payments exceed an annual rate of 0.19% of the average daily net assets of Investor Class shares. This contractual waiver is in effect through January 31, 2025. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that have entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares. For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. At September 30, 2024, $3,680 was owed to the Adviser pursuant to the Administrative Services Plan. For the fiscal year ended September 30, 2024, the Investor Class incurred Administrative Services fees of $61,565 ($46,790 after the waiver described above).

The Trust, with respect to the Investor Class shares of the Fund, has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, pursuant to which the Fund is authorized to pay a fee of up to 0.25% of the average daily net assets of the Investor Class shares of the Fund to the Adviser or any bank, broker-dealer, investment adviser or other financial intermediary that assists the Fund in the sale and distribution of its Investor Class shares or that provides shareholder servicing. The Fund does not currently intend to activate the Plan but may do so upon 60 days’ notice to shareholders. If the Plan is activated, these fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 6. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2024, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	$38,692,217
Sales	60,607,043

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2024.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2024, the net unrealized appreciation (depreciation) of investments, including securities sold short and written options, for tax purposes was as follows:

Gross unrealized appreciation	$10,658,834
Gross unrealized depreciation	(3,758,385)
Net unrealized appreciation on investments	$6,900,449
Tax cost of investments	$55,030,876

The tax character of distributions paid for the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$1,538,611	$8,705
Net long-term capital gains	—	515,566
Total distributions paid	$1,538,611	$524,271

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,701,740
Accumulated capital and other losses	(848,596)
Unrealized appreciation on investments	6,900,449
Total accumulated earnings (deficit)	$8,753,593

APPLESEED FUND

NOTES TO FINANCIAL STATEMENTS – continued

September 30, 2024

NOTE 7. FEDERAL TAX INFORMATION — continued

At September 30, 2024, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and basis adjustments for investments in passive foreign investment companies.

As of September 30, 2024, the Fund had short-term capital loss carryforwards available to offset future gains, not subject to expiration, in the amount of $847,486.

Currency and qualified late year ordinary losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the fiscal year ended September 30, 2024, the Fund did not defer any late year ordinary losses.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/ or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleseed Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleseed Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM – continued

and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2007.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2024

ADDITIONAL FEDERAL INCOME TAX INFORMATION – (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 59.14% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 45.57% qualifies for the corporate dividends received deduction.

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Appleseed Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board” or “Trustees”) oversees the management of the Fund and, as required by law, has considered the renewal of the Fund’s management agreement with its investment adviser, Pekin Hardy Strauss, Inc. (“Pekin”). In connection with such renewal, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

The Trustees held a teleconference on August 14, 2024 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Pekin. At the Trustees’ quarterly meeting held in August 2024, the Board interviewed certain executives of Pekin, including Pekin’s Chief Compliance Officer and Co-Chief Executive Officer & Portfolio Manager. They also received a compliance review from the Trust CCO. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Pekin (the “Independent Trustees”), approved the renewal of the management agreement between the Trust and Pekin for an additional year. The Trustees’ renewal of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)	The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Pekin provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Pekin’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Pekin who provide services to the Fund. The Trustees discussed succession planning with Pekin and noted Pekin remains nimble and attributes its long-term success to diligent research and a strong compliance program. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Pekin to the Fund while noting they are consistent and committed to their value strategy.

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2024. The Trustees observed that the Fund’s Institutional Class shares had outperformed its benchmark, the Morningstar Global Markets SMID Cap Index, the median return of the Morningstar Global Allocation category, and the median return of the peer group for the one-year period but underperformed each for the three-year and since inception periods. The Trustees noted that over the five-year period, the Fund outperformed the Morningstar category median but underperformed the benchmark and peer group median. The Trustees reviewed and discussed the Fund’s ESG mandate and how that may have impacted Fund performance, also noting that the Fund benefitted from securities selection over the long term. The Trustees acknowledged Pekin’s explanation that relative underperformance was attributable to the Fund’s lower allocation to equities, value orientation, exposure to small companies when compared to its benchmark and peer group. It was the consensus of the Trustees that Fund performance is acceptable as Pekin is managing the strategy consistent with the Fund’s mandate.

(iii)	Fee Rate and Profitability. The Trustees observed that the Fund’s management fee was higher than the average and the median of the Morningstar category and peer group median, but equal to the peer group average. The Board noted that the comparison also indicated that the Fund’s net expense ratio was higher than the Morningstar category average and median, and slightly higher than its peer group average, but equal to its peer group median. The Trustees recalled their discussion with Pekin, noting that Pekin attributed its higher fees and expenses to the efforts of its management to effectively execute the Fund’s strategy and inability to benefit from economies of scale in the same manner as the larger funds in its Morningstar category. The Board also acknowledged Pekin’s position that the funds in its peer group were similar in size to the Fund, making it a more apt comparison in terms of fees and expenses. The Trustees also considered a profitability analysis prepared by Pekin for its management of the Fund, which indicated that Pekin is earning a profit as a result of managing the Fund. The Trustees acknowledged Pekin’s position that its profits before marketing expenses were reasonable due to the unique nature of the Fund’s strategy, the resources and time spent to manage the Fund, and the reputational and regulatory risk incurred as a result of services provided to the Fund. They also discussed and considered the financial status of Pekin. The Trustees determined that Pekin’s profits were not excessive.

MANAGEMENT AGREEMENT RENEWAL – continued (Unaudited)

The Trustees also recalled their review of the Fund’s Administrative Services Plan and considered other potential benefits that Pekin may receive in connection with its management of the Fund, including third-party research obtained by soft dollars. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Pekin’s services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Pekin will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the current size of the Fund and Pekin’s level of profitability in managing the Fund, Pekin is not yet benefitting from economies of scale and therefore it is premature to reduce the management fee or introduce breakpoints in the management fee at this time.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 470-1029 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES Daniel J. Condon, Chair David R. Carson Kenneth G.Y. Grant Freddie Jacobs, Jr. Catharine B. McGauley Ronald C. Tritschler	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS Martin R. Dean, President Gweneth K. Gosselink, Chief Compliance Officer Zachary P. Richmond, Treasurer and Chief Financial Officer	LEGAL COUNSEL Thompson Hine LLP 312 Walnut Street, 20th Floor Cincinnati, OH 45202

INVESTMENT ADVISER Pekin Hardy Strauss, Inc. 227 West Monroe Street, Suite 3625 Chicago, IL 60606	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Ballast Small/Mid Cap ETF (MGMT)

NYSE Arca, Inc.

Annual Financial Statements

September 30, 2024

Fund Adviser:

Ballast Asset Management, LP

3879 Maple Avenue, Suite 300

Oaklawn Building

Dallas, TX 75219

1-866-383-6468

Ballast Small/Mid Cap ETF

Schedule of Investments

September 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.56%
Communications — 1.33%
TripAdvisor, Inc.(a)	141,271	$2,047,017

Consumer Discretionary — 18.58%
America’s Car-Mart, Inc.(a)	37,632	1,577,533
BorgWarner, Inc.	72,924	2,646,412
Cavco Industries, Inc.(a)	12,537	5,368,845
Climb Global Solutions, Inc.	81,063	8,069,011
Global Business Travel Group Inc.(a)	296,260	2,278,239
Patrick Industries, Inc.	25,867	3,682,685
Phinia, Inc.	109,502	5,040,377
		28,663,102
Consumer Staples — 2.22%
Turning Point Brands, Inc.	79,297	3,421,666

Energy — 9.17%
Epsilon Energy Ltd.	315,419	1,848,355
Green Plains, Inc.(a)	145,848	1,974,782
Kosmos Energy Ltd.(a)	552,868	2,228,058
Sitio Royalties Corp., Class A	86,136	1,795,074
Solaris Oilfield Infrastructure, Inc., Class A	382,602	4,882,002
Unit Corp.	44,943	1,417,952
		14,146,223
Financials — 14.42%
Capital Bancorp, Inc.	158,715	4,080,563
Federal Agricultural Mortgage Corp., Class C	29,330	5,496,735
International General Insurance Holdings Ltd.	224,387	4,263,353
International Money Express, Inc.(a)	166,530	3,079,140
MGIC Investment Corp.	207,910	5,322,496
		22,242,287
Health Care — 3.72%
Bausch + Lomb Corp.(a)	167,672	3,234,393
iRadimed Corp.	31,748	1,596,607
QuidelOrtho Corp.(a)	19,707	898,639
		5,729,639
Industrials — 13.73%
AZZ, Inc.	58,176	4,805,919
Bel Fuse, Inc., Class B	54,987	4,317,030
Brink’s Co. (The)	27,038	3,126,674
Landstar System, Inc.	19,116	3,610,439
Lennox International, Inc.	6,031	3,644,473
Timken Co. (The)	19,754	1,665,065
		21,169,600
Materials — 17.89%
Bioceres Crop Solutions Corp.(a)	271,138	2,133,856
CONSOL Energy, Inc.	39,070	4,088,675
Eagle Materials, Inc.	16,209	4,662,519
Ecovyst, Inc.(a)	380,130	2,603,890
Ferroglobe plc	441,101	2,046,709

See accompanying notes which are an integral part of these financial statements.

1

Ballast Small/Mid Cap ETF

Schedule of Investments (continued)

September 30, 2024

	Shares	Fair Value
COMMON STOCKS — 99.56% (continued)
Materials — 17.89% (continued)
Natural Resource Partners, L.P.	83,200	$8,136,959
Northern Technologies International Corp.	112,265	1,379,737
UFP Technologies, Inc.(a)	8,008	2,536,134
		27,588,479
Real Estate — 3.91%
EPR Properties	57,990	2,843,830
GEO Group, Inc. (The)(a)	247,940	3,186,029
		6,029,859
Technology — 14.59%
Amdocs Ltd.	31,621	2,766,205
Cass Information Systems, Inc.	88,373	3,665,713
CompoSecure, Inc.	119,724	1,678,530
Extreme Networks, Inc.(a)	105,855	1,591,001
Genpact Ltd.	57,626	2,259,515
IPG Photonics Corp.(a)	25,145	1,868,776
Knowles Corp.(a)	116,686	2,103,848
RCM Technologies, Inc.(a)	106,309	2,155,947
Rimini Street, Inc.(a)	553,502	1,023,979
Teradata Corp.(a)	111,816	3,392,497
		22,506,011
Total Common Stocks (Cost $134,932,334)		153,543,883

Total Investments — 99.56% (Cost $134,932,334)		153,543,883

Other Assets in Excess of Liabilities — 0.44%		682,112

NET ASSETS — 100.00%		$154,225,995

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

2

Ballast Small/Mid Cap ETF

Statement of Assets and Liabilities

September 30, 2024

Assets
Investments in securities, at fair value (cost $134,932,334)	$153,543,883
Cash	777,436
Dividends receivable	48,332
Tax reclaims receivable	7,825
Prepaid expenses	3,325
Total Assets	154,380,801

Liabilities
Payable to Adviser, net of waiver	106,870
Payable to affiliates	12,864
Payable to audit and tax	20,255
Other accrued expenses	14,817
Total Liabilities	154,806
Net Assets	$154,225,995

Net Assets consist of:
Paid-in capital	$152,647,798
Accumulated earnings	1,578,197
Net Assets	$154,225,995
Shares outstanding (unlimited number of shares authorized, no par value)	4,000,000
Net asset value per share	$38.56

See accompanying notes which are an integral part of these financial statements.

3

Ballast Small/Mid Cap ETF

Statement of Operations

For the year ended September 30, 2024

Investment Income
Dividend income (net of foreign taxes withheld of $10,156)	$3,151,455
Total investment income	3,151,455

Expenses
Adviser	1,264,101
Administration	108,828
Legal	23,495
Custodian	23,197
Compliance services	22,160
Report printing	20,778
Audit and tax	20,139
Trustee	18,855
Transfer agent	8,883
Insurance	3,327
Pricing	1,191
Miscellaneous	42,031
Total expenses	1,556,985
Fees waived by Adviser	(91,974)
Net operating expenses	1,465,011
Net investment income	1,686,444

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	(2,669,339)
Change in unrealized appreciation on:
Investment securities	17,810,421
Net realized and unrealized gain (loss) on investment securities	15,141,082
Net increase in net assets resulting from operations	$16,827,526

See accompanying notes which are an integral part of these financial statements.

4

Ballast Small/Mid Cap ETF

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,686,444	$566,066
Net realized loss on investment securities	(2,669,339)	(958,799)
Change in unrealized appreciation on investment securities	17,810,421	11,694,986
Net increase in net assets resulting from operations	16,827,526	11,302,253

Distributions to Shareholders from:
Earnings	(1,440,500)	(593,244)
Total distributions	(1,440,500)	(593,244)

Capital Transactions
Proceeds from shares sold	47,726,004	49,012,422
Amount paid for shares redeemed	(19,071,281)	(8,978,396)
Net increase in net assets resulting from capital transactions	28,654,723	40,034,026
Total Increase in Net Assets	44,041,749	50,743,035

Net Assets
Beginning of year	$110,184,246	$59,441,211
End of year	$154,225,995	$110,184,246

Share Transactions
Shares sold	1,325,000	1,425,000
Shares redeemed	(525,000)	(275,000)
Net increase in shares outstanding	800,000	1,150,000

See accompanying notes which are an integral part of these financial statements.

5

Ballast Small/Mid Cap ETF

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021(a)
Selected Per Share Data:
Net asset value, beginning of period	$34.43	$29.00	$35.72	$25.00

Investment operations:
Net investment income	0.48	0.20	0.30	0.02
Net realized and unrealized gain (loss) on investments	4.08	5.52	(6.92)	10.70
Total from investment operations	4.56	5.72	(6.62)	10.72

Less distributions to shareholders from:
Net investment income	(0.43)	(0.29)	(0.10)	—
Total distributions	(0.43)	(0.29)	(0.10)	—
Net asset value, end of period	$38.56	$34.43	$29.00	$35.72
Market price, end of period	$38.51	$34.45	$29.05	$35.80

Total Return(b)	13.29%	19.79%	(18.60)%	42.88	%(c)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$154,226	$110,184	$59,441	$37,507
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10	%(d)
Ratio of expenses to average net assets before waiver and reimbursement	1.17%	1.26%	1.37%	2.08	%(d)
Ratio of net investment income to average net assets	1.27%	0.74%	1.00%	0.10	%(d)
Portfolio turnover rate(e)	23%	25%	29%	8	%(c)

(a)	For the period December 2, 2020 (commencement of operations) to September 30, 2021.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates.
(c)	Not annualized.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

6

Ballast Small/Mid Cap ETF

Notes to the Financial Statements

September 30, 2024

NOTE 1. ORGANIZATION

Ballast Small/Mid Cap ETF (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 18, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Ballast Asset Management, LP (the “Adviser”). The Fund seeks to generate positive risk adjusted returns as its investment objective.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – The Securities and Exchange Commission adopted rule and form amendments that have resulted in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, no longer appears in a streamlined shareholder report but is be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially

7

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2024, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal

8

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

During the fiscal year ended September 30, 2024, the Fund incorporated adjustments due to in-kind transactions and wash sales. For the fiscal year ended September 30, 2024, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Deficit
$6,593,092	$(6,593,092)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published

9

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources

10

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$153,543,883	$—	$—	$153,543,883
Total	$153,543,883	$—	$—	$153,543,883

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily

11

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

net assets. For the fiscal year ended September 30, 2024, before the fee waiver described below, the Adviser earned a management fee of $1,264,101 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s expenses in order to limit the Fund’s total annual operating expenses to 1.10% of the Fund’s average daily net assets through January 31, 2025 (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) At September 30, 2024, the Fund owed the Adviser $106,870. For the fiscal year ended September 30, 2024, the Adviser waived fees and/or reimbursed Fund expenses of $91,974.

Each fee waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date in which that particular fee waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the fee waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of September 30, 2024 the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2025	$147,001
Septmeber 30, 2026	118,925
September 30, 2027	91,974

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

12

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

Under the terms of a Distribution Agreement with the Trust, Northern Lights Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities. One Trustee is a former employee of Ultimus who is not currently paid by the Fund for serving in such capacity.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive additional fees for attending any special meeting. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. Beginning in May 2024, the Interested Trustee began receiving the same compensation as the Independent Trustees.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended September 30, 2024, purchases and sales of investment securities, other than short-term investments, were $33,180,520 and $29,648,220, respectively.

For the fiscal year ended September 30, 2024, purchases and sales for in-kind transactions were $46,235,179 and $21,066,428, respectively.

For the fiscal year ended September 30, 2024, the Fund had in-kind net realized gains of $6,629,930.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended September 30, 2024.

NOTE 6. CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units” of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or

13

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant, or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets. For the fiscal year ended September 30, 2024, the Fund received $12,950 and $0 in fixed fees and variable fees, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$350	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At September 30, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$31,294,521
Gross unrealized depreciation	(13,166,768)
Net unrealized appreciation on investments	$18,127,753
Tax cost of investments	$135,416,130

14

Ballast Small/Mid Cap ETF

Notes to the Financial Statements (continued)

September 30, 2024

The tax character of distributions paid for the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$1,440,500	$593,243
Total distributions paid	$1,440,500	$593,243

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$300,423
Accumulated capital and other losses	(16,849,979)
Unrealized appreciation on investments	18,127,753
Total accumulated earnings	$1,578,197

As of September 30, 2024, the Fund had accumulated short-term capital loss carryforwards of $9,872,935 and long-term capital loss carryforwards of $6,977,043, not subject to expiration.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Ballast Small/Mid Cap ETF and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ballast Small/Mid Cap ETF (the “Fund”), a series of Unified Series Trust, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 2, 2020 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 2, 2020 (commencement of operations) through September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2024

16

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2025 will show the tax status of all distributions paid to your account in calendar year 2024. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2024 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (866) 383-6468 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Daniel J. Condon, Chair	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	1350 Euclid Avenue, Suite 800
Freddie Jacobs, Jr.	Cleveland, OH 44115
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink,	312 Walnut Street, 20th Floor
Chief Compliance Officer	Cincinnati, OH 45202
Zachary P. Richmond,
Treasurer and Chief Financial Officer

INVESTMENT ADVISER	CUSTODIAN
Ballast Asset Management, LP	Brown Brothers Harriman & Co.
3879 Maple Avenue, Suite 300	50 Post Office Square
Oaklawn Building	Boston, MA 02110
Dallas, TX 75219

DISTRIBUTOR	ADMINISTRATOR
Northern Lights Distributors, LLC	Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100	225 Pictoria Drive, Suite 450
Elkhorn, NE 68022	Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Channel Short Duration Income Fund

Annual Financial Statements

September 30, 2024

Fund Adviser:

Channel Investment Partners LLC

3033 Wilson Boulevard, Suite 700

Arlington, VA 22201

Toll Free (877) 627-8504

Channel Short Duration Income Fund

Schedule of Investments

September 30, 2024

	Principal Amount	Fair Value
CORPORATE BONDS — 97.03%
Corporate Bonds - Domestic — 95.45%
Activision Blizzard, Inc., 3.40%, 9/15/2026	$200,000	$195,635
Ally Financial, Inc., Series B, 4.70%, 8/15/2169(a)	300,000	261,510
American Airlines Pass Through Trust, Series 2017-2, 3.70%, 10/15/2025	295,022	288,245
American Airlines Pass Through Trust, Series 2016-3, 3.75%, 10/15/2025	882,502	861,174
American Airlines Pass Through Trust, Series 2016-2, 3.65%, 12/15/2029	1,238,800	1,157,273
American Electric Power Company, Inc., 7.05%, 12/15/2054 (H15T5Y + 275BPS)(a)	1,000,000	1,053,636
Apache Corp., 4.38%, 10/15/2028	1,000,000	982,133
Ares Capital Corp., 4.25%, 3/1/2025	1,265,000	1,259,532
Blue Owl Capital Corp., 3.40%, 7/15/2026	1,250,000	1,210,431
Charter Communications Operating LLC, 5.05%, 3/30/2029	1,000,000	995,854
Cheniere Energy Partners LP, 4.50%, 10/1/2029	500,000	492,025
Comerica, Inc., 5.98%, 1/30/2030 (SOFRRATE+ 215.50BPS)(a)	750,000	773,203
Continental Airlines Pass Through Trust, Series 2012-2 A, 4.00%, 10/29/2024	1,340,403	1,338,834
Deutsche Bank AG/New York NY, 3.96%, 11/26/2025 (SOFRRATE + 258bps)(a)	850,000	848,251
Discovery Communications LLC, 3.95%, 3/20/2028	250,000	238,583
Dominion Energy, Inc., 6.88%, 2/1/2055 (H15T5Y + 238.60BPS) (a)	500,000	531,462
Edison International, 4.70%, 8/15/2025	500,000	499,387
Edison International, 5.38%, 9/15/2069 (H15T5Y + 469.80bps)(a)	1,000,000	992,712
Energy Transfer LP, 6.50%, 11/15/2167 (H15T5Y + 569.40bps)(a)	1,500,000	1,501,977
EQM Midstream Partners LP, 5.50%, 7/15/2028	1,000,000	1,015,805
EQT Corp., 7.00%, 2/1/2030	1,000,000	1,094,411
EverBank Financial Corp., 5.75%, 7/2/2025	500,000	498,592
Fifth Third Bank NA, 3.85%, 3/15/2026	500,000	495,002
First Horizon Bank, 5.75%, 5/1/2030	1,250,000	1,270,408
FS KKR Capital Corp., 3.13%, 10/12/2028	300,000	272,714
Genworth Holdings, Inc., 7.64%, 11/15/2036 (3MO LIBOR + 200.25bps)(a)	2,500,000	2,043,028
GEO Group, Inc. (The), 10.25%, 4/15/2031	300,000	320,346
Hawaiian Airlines, Series 2013-1A, 3.90%, 1/15/2026	437,624	426,017
iHeartCommunications, Inc., 8.38%, 5/1/2027	750,000	399,255
KeyBank NA/Cleveland OH, 4.39%, 12/14/2027	750,000	745,510
Kroger Co. (The), 4.65%, 9/15/2029	500,000	502,989
Occidental Petroleum Corp., 7.20%, 3/15/2029	1,307,000	1,426,314
Paramount Global, 6.38%, 3/30/2062(a)	500,000	461,412
Spirit AeroSystems, Inc., 4.60%, 6/15/2028	300,000	286,800
Spirit Airline Passthrough Trust, 4.10%, 4/1/2028	315,368	294,493
Sprint Capital Corp., 6.88%, 11/15/2028	500,000	546,345
Synovus Bank, 5.63%, 2/15/2028	750,000	754,490
The Bank of Nova Scotia, 2.20%, 2/3/2025	242,000	239,813
Truist Bank, 2.25%, 3/11/2030	600,000	529,322
United Airlines Pass Through Trust, Series 2013-1, 4.30%, 8/15/2025	465,636	460,689
United Airlines Pass Through Trust, Series 2020-1, 4.88%, 1/15/2026	452,000	448,501
United Airlines Pass Through Trust, Series 2014-1, 4.00%, 4/11/2026	660,898	649,790
United Airlines Pass Through Trust, Series 2014-2, 3.75%, 9/3/2026	798,578	781,637

See accompanying notes which are an integral part of these financial statements.

1

Channel Short Duration Income Fund

Schedule of Investments (continued)

September 30, 2024

	Principal Amount	Fair Value
CORPORATE BONDS — 97.03% - continued
Corporate Bonds - Domestic — 95.45% - continued
US Airways Pass Through Trust, Series 2013-1, 3.95%, 11/15/2025	$636,092	$626,493
Western Midstream Operating LP, 4.50%, 3/1/2028	500,000	495,653
TOTAL CORPORATE BONDS - DOMESTIC (Cost $30,974,652)		32,567,686

Corporate Bonds - Foreign — 1.58%
Corporate Bonds - Ireland — 1.58%
AerCap Ireland Capital DAC, 3.30%, 1/30/2032	600,000	541,152
TOTAL CORPORATE BONDS - FOREIGN (Cost $508,126)		541,152
TOTAL CORPORATE BONDS (Cost $31,482,778)		33,108,838

U.S. GOVERNMENT & AGENCIES — 1.48%
United States Treasury Note, 3.88%, 8/15/2034	500,000	503,633
TOTAL U.S. GOVERNMENT & AGENCIES (Cost $500,000)		503,633

	Shares
MONEY MARKET FUNDS — 1.74%
Fidelity Investments Money Market Government Portfolio, Class I, 4.85%(b)	593,276	593,276
TOTAL MONEY MARKET FUNDS (Cost $593,276)		593,276

TOTAL INVESTMENTS — 100.25% (Cost $32,576,054)		34,205,747

Liabilities in Excess of Other Assets — (0.25)%		(85,001)

NET ASSETS — 100.00%		$34,120,746

(a)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2024. The benchmark on which the rate is calculated is shown parenthetically.
(b)	Rate disclosed is the seven day effective yield as of September 30, 2024.

See accompanying notes which are an integral part of these financial statements.

2

Channel Short Duration Income Fund

Statement of Assets and Liabilities

September 30, 2024

Assets
Investments in securities at fair value (cost $32,576,054)	$34,205,747
Receivable for investments sold	9,714,199
Dividends and interest receivable	400,406
Prepaid expenses	15,978
Total Assets	44,336,330
Liabilities
Payable for fund shares redeemed	3,172
Payable for investments purchased	10,032,184
Payable for distribution to shareholders	136,646
Payable to Adviser	5,954
Payable to Administrator	9,479
Other accrued expenses	28,149
Total Liabilities	10,215,584
Net Assets	$34,120,746

Net Assets consist of:
Paid-in capital	$35,182,615
Accumulated deficit	(1,061,869)
Net Assets	$34,120,746
Shares outstanding (unlimited number of shares authorized, no par value)	3,461,177
Net asset value (“NAV”), offering and redemption price per share(a)	$9.86

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

3

Channel Short Duration Income Fund

Statement of Operations

For the Year Ended September 30, 2024

Investment Income
Interest income	$2,186,595
Dividend income	23,177
Total investment income	2,209,772

Expenses
Adviser	126,655
Administration	30,662
Fund accounting	29,658
Legal	23,115
Audit and tax preparation	20,597
Custodian	20,166
Trustee	18,854
Registration	17,989
Transfer agent	12,707
Compliance services	12,337
Pricing	8,800
Report printing	7,424
Insurance	2,619
Miscellaneous	35,563
Total expenses	367,146
Fees waived and/or expenses reimbursed by Adviser	(66,447)
Net operating expenses	300,699
Net investment income	1,909,073

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(192,437)
Net change in unrealized appreciation of investment securities	1,803,099
Net realized and change in unrealized gain on investments	1,610,662
Net increase in net assets resulting from operations	$3,519,735

See accompanying notes which are an integral part of these financial statements.

4

Channel Short Duration Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,909,073	$1,709,743
Net realized loss on investment securities transactions	(192,437)	(900,164)
Net change in unrealized appreciation of investment securities	1,803,099	1,829,018
Net increase in net assets resulting from operations	3,519,735	2,638,597

Distributions to Shareholders From:
Earnings	(1,907,091)	(1,700,980)
Total distributions	(1,907,091)	(1,700,980)

Capital Transactions
Proceeds from shares sold	2,516,453	2,374,802
Reinvestment of distributions	115,624	89,953
Amount paid for shares redeemed	(756,305)	(2,751,222)
Proceeds from redemption fees(a)	49	—
Net increase (decrease) in net assets resulting from capital transactions	1,875,821	(286,467)
Total Increase in Net Assets	3,488,465	651,150

Net Assets
Beginning of year	30,632,281	29,981,131
End of year	$34,120,746	$30,632,281

Share Transactions
Shares sold	257,924	253,909
Shares issued in reinvestment of distributions	11,977	9,590
Shares redeemed	(79,081)	(293,185)
Net increase (decrease) in shares outstanding	190,820	(29,686)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

5

Channel Short Duration Income Fund

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
Selected Per Share Data:
Net asset value, beginning of year	$9.37		$9.09		$10.47		$11.04		$10.62

Investment operations:
Net investment income	0.58		0.52		0.24		0.17		0.19
Net realized and unrealized gain (loss)	0.49		0.28		(1.19)		0.24		0.43
Total from investment operations	1.07		0.80		(0.95)		0.41		0.62

Less distributions to shareholders from:
Net investment income	(0.58)		(0.52)		(0.24)		(0.17)		(0.20)
Net realized gains	—		—		(0.19)		(0.81)		—
Total distributions	(0.58)		(0.52)		(0.43)		(0.98)		(0.20)
Paid in capital from redemption fees	—	(a)	—		—		—		—
Net asset value, end of year	$9.86		$9.37		$9.09		$10.47		$11.04

Total Return(b)	11.74%		8.94%		(9.27)%		3.96%		5.92%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$34,121		$30,632		$29,981		$32,386		$30,432
Ratio of net expenses to average net assets	0.95%		0.95%		0.95%		0.95%		0.80%
Ratio of expenses to average net assets before reimbursement/recoupment	1.16%		1.18%		1.15%		1.10%		0.89%
Ratio of net investment income to average net assets	6.03%		5.55%		2.47%		1.64%		1.73%
Portfolio turnover rate	4,672	%(c)	4,404	%(c)	6,521	%(c)	1,659	%(c)	178	%(d)

(a)	Rounds to less than $0.005 per share.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(c)	Turnover may be elevated in times of market volatility as part of a systematic U.S. Treasury trading strategy used to manage overall portfolio risk with the possibility of generating excess returns.
(d)	Elevated portfolio turnover rate is due to adviser change during the fiscal year ended September 30, 2020.

See accompanying notes which are an integral part of these financial statements.

6

Channel Short Duration Income Fund

Notes to the Financial Statements

September 30, 2024

NOTE 1. ORGANIZATION

Channel Short Duration Income Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 15, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on October 4, 2005. The investment adviser to the Fund is Channel Investment Partners LLC (the “Adviser”). The Fund seeks to provide total return, comprised of both income and capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – The Securities and Exchange Commission adopted rule and form amendments that have resulted in changes to the design and delivery of shareholder reports of mutual funds and ETFs, requiring them to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, no longer appears in a streamlined shareholder report but is available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially

7

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2024, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended September 30, 2024, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, if any, monthly. The Fund intends to distribute its net realized long-term and short-term capital gains, if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications

8

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which

9

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser, as Valuation Designee, decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued in good faith by the Valuation Dedignee pursuant to its written polocies and procedures for valuing securities. The Valuation Designee’s valuation policies and procedures which comply with guidelines adopted by the Board. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on at least a quarterly basis. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s

10

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Domestic Corporate Bonds	$—	$32,567,686	$—	$32,567,686
Foreign Corporate Bonds	—	541,152	—	541,152
U.S. Treasury Obligations	—	503,633	—	503,633
Money Market Funds	593,276	—	—	593,276
Total	$593,276	$33,612,471	$—	$34,205,747

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2024, the Adviser earned management fees of $126,655, from the Fund. At September 30, 2024, the Adviser was owed $5,954 from the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses in order to limit the Fund’s total annual operating expenses to 0.95% of the Fund’s average daily net assets through January 31, 2025, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act,

11

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of Fund’s business). For the fiscal year ended September 30, 2024, the Adviser waived fees and/or reimbursed expenses of $66,447.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the applicable annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of recoupment. As of September 30, 2024, the Adviser may seek repayment of management fees waived and expense reimbursements pursuant to the aforementioned conditions, from the Fund no later than the dates stated below:

Recoverable Through
September 30, 2025	$65,182
September 30, 2026	69,992
September 30, 2027	66,447

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

12

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings. Beginning in May 2024, the interested Trustee began receiving the same compensation as the Independent Trustees.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2024, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

Purchases
U.S. Government Obligations	$901,662,461
Other	550,091,571
Sales
U.S. Government Obligations	$901,320,096
Other	550,531,227

NOTE 6. FEDERAL TAX INFORMATION

At September 30, 2024, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$1,564,862
Gross unrealized depreciation	(23,299)
Net unrealized appreciation/(depreciation) on investments	$1,541,563
Tax cost of investments	$32,664,185

The tax character of distributions paid for the fiscal years ended September 30, 2024 and September 30, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income(a)	$1,908,500	$1,562,379

13

Channel Short Duration Income Fund

Notes to the Financial Statements (continued)

September 30, 2024

	2024	2023
Total distributions paid	$1,908,500	$1,562,379

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At September 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$162,302
Distributions payable	(136,646)
Accumulated capital and other losses	(2,629,088)
Unrealized appreciation on investments	1,541,563
Total accumulated deficit	$(1,061,869)

At September 30, 2024, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of wash sales and dividends payable.

During the fiscal year ended September 30, 2024, the Fund utilized $106,571 in available short-term capital loss carryforwards.

As of September 30, 2024, the Fund had accumulated short-term capital loss carryforwards of $1,584,969 and long-term capital loss carryforwards of $1,044,119, not subject to expiration.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

14

Report of Independent Registered Public Accounting Firm

To the Shareholders of Channel Short Duration Income Fund and Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Channel Short Duration Income Fund (the “Fund”), a series of Unified Series Trust, as of September 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 27, 2024

15

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 627-8504 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Daniel J. Condon, Chair	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	1350 Euclid Avenue, Suite 800
Freddie Jacobs, Jr.	Cleveland, OH 44115
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink, Chief Compliance Officer	312 Walnut Street, 20th Floor Cincinnati, OH 45202
Zachary P. Richmond, Treasurer and Chief Financial Officer

INVESTMENT ADVISER	CUSTODIAN
Channel Investment Partners LLC	Huntington National Bank
3033 Wilson Boulevard, Suite 700	41 South High Street
Arlington, VA 22201	Columbus, OH 43215

DISTRIBUTOR	ADMINISTRATOR, TRANSFER
Ultimus Fund Distributors, LLC	AGENT AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

NOT APPLICABLE.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

NOT APPLICABLE.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	NOT APPLICABLE.

(b)	NOT APPLICABLE.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	12/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	12/4/2024

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Principal Financial Officer

Date	12/4/2024